Exhibit 10.4

AMENDMENT NUMBER TWO TO AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment Number Two to Amended and Restated Credit Agreement (“Amendment”) is entered into as of October 1, 2007, by and among WELLS FARGO FOOTHILL, INC., a California corporation, as arranger and administrative agent for the Lenders set forth in the signature pages of this Amendment (in such capacity, the “Agent”) and the Lenders, on the one hand, and THE TRIZETTO GROUP, INC., a Delaware corporation (“Parent”), and each of Parent’s Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), on the other hand, in light of the following:

A. Agent, Lenders and Borrowers have previously entered into that certain Amended and Restated Credit Agreement, dated as of January 10, 2007 (as amended, the “Agreement”).

B. Borrowers, Agent and Lenders desire to amend the Agreement as provided for and on the conditions herein.

NOW, THEREFORE, Borrowers, Agent and Lenders hereby amend and supplement the Agreement as follows:

1. DEFINITIONS. All initially capitalized terms used in this amendment shall have the meanings given to them in the agreement unless specifically defined herein.

2. AMENDMENTS TO THE AGREEMENT.

(a) Sections 2.2(a) and (b) of the Agreement are hereby amended to read as follows:

“(a) Subject to and upon the terms and conditions of this Agreement, each Lender with a Term Loan Commitment agrees (severally, not jointly or jointly and severally) to make one or more term loans (collectively, all such term loans by all such Lenders, the “Term Loan”) to Borrowers in an aggregate principal amount equal to such Lender’s Pro Rata Share of the Term Loan Amount. The Term Loan may be made pursuant to 2 or more draws by the Borrowers (each a “Term Loan Draw”). The first Term Loan Draw shall be funded on the Closing Date and shall be in a minimum amount of $75,000,000. Borrowers may request additional Term Loan Draws at any time after the Closing Date through and including March 31, 2008. The aggregate amount of all Term Loan Draws shall not exceed the Term Loan Amount. The maximum amount of any Term Loan Draw may not exceed, when funded, the Term Loan Availability on such date. Each Term Loan Draw shall be in a minimum amount of $10,000,000 and integral multiples of $500,000 in excess thereof, or the remaining unfunded amount of the Term Loan.

(b) Commencing on June 30, 2007 and continuing on the first day of each calendar quarter thereafter through the Maturity Date, Borrowers shall repay the Term Loan in an amount equal to the quotient obtained by dividing (a) the outstanding principal balance of the Term Loan as of the end of business on June 30, 2007 by (b) 28; provided, however, that the repayment amount shall be recalculated after each Term Loan Draw (each such date, a “Term Loan Draw Date”) and the amount of each quarterly payment thereafter shall be equal to the quotient obtained by dividing: (y) the outstanding principal balance of the Term Loan as of such Term Loan Draw Date (after giving effect to the Term Loan Draw on such Term Loan Draw Date) divided by (z) the difference of 28 minus the number of any scheduled principal payments of the Term Loan made on or before the Term Loan Draw Date. The outstanding

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unpaid principal balance and all accrued and unpaid interest on the Term Loan shall be due and payable on the earliest of (i) the Maturity Date, (ii) the date of the acceleration of the Term Loan in accordance with the terms hereof, and (iii) the date of termination of this Agreement pursuant to Section 8.1(c). All principal of, interest on, and other amounts payable in respect of the Term Loan shall constitute Obligations.”

(b) The definitions of Share Repurchases and Term Loan Availability in Schedule 1.1 of the Agreement is hereby amended to read as follows:

“Share Repurchases” means a transaction or series of transactions whereby Parent repurchases Stock of Parent, (i) pursuant to Parent’s Stock repurchase plan approved by the Board of Directors (the “Plan Share Repurchases”), as long as: (x) no Default or Event of Default shall have occurred and be continuing either before or immediately after giving effect to a Plan Share Repurchase, (y) both before and immediately after giving effect to any Plan Share Repurchase, Borrowers would have Liquidity in excess of $30,000,000 and (z) the aggregate amount of consideration paid for such Plan Share Repurchases shall not exceed $5,000,000; (ii) pursuant to repurchase rights exercisable in connection with the termination of service of any service provider to any Borrower (the “Other Share Repurchases”), provided: (y) no Default or Event of Default shall have occurred and be continuing or would result from any Other Share Repurchase and (z) the aggregate amount of consideration paid for such Other Share Repurchase shall not exceed $500,000 in any one fiscal year; and (iii) pursuant to Plan Share Repurchases (in addition to those permitted under clause (i) above and referred to herein as the “Additional Plan Share Repurchases”) as long as: (w) no Default or Event of Default shall have occurred and be continuing either before or immediately after giving effect to an Additional Plan Share Repurchase, (x) both before and immediately after giving effect to any Additional Plan Share Repurchase, Borrowers would have Liquidity in excess of $80,000,000, (y) the aggregate amount of consideration paid for such Additional Plan Share Repurchases shall not exceed $100,000,000, and (z) all such Additional Plan Share Repurchases described in this clause (iii) shall be consummated on or before March 31, 2008.

“Term Loan Availability” means, as of any date of determination, the difference of (A) the lesser of: (i) the EBITDA Term Loan Limit or the (ii) Term Loan Amount, minus (B) an amount equal to the principal amount of all Term Loan Draws made prior to such date.

(c) Section 2.11(b) of the Agreement is hereby amended to read as follows:

“(b) Unused Term Loan Commitment Fee. On the first day of each month commencing on the first Business Day of the month following the Closing Date and continuing through April 1, 2008, an unused term loan commitment fee in an amount equal to 0.30% per annum times the result of (i) the Term Loan Amount, less (ii) the outstanding balance of the Term Loan on such date.”

3. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby affirms to Agent and Lenders that all of such Borrower’s representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

4. NO DEFAULTS. Borrowers hereby affirm to the Lender Group that no Event of Default has occurred and is continuing as of the date hereof.

5. CONDITION PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon receipt by Agent of a fully executed copy of this Amendment.

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6. COSTS AND EXPENSES. Borrowers shall pay to Agent all of Agent’s out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

7. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

8. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

[Signatures on next page]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

WELLS FARGO FOOTHILL, INC.,
a California corporation, as Agent and a Lender

By:	/s/ Lendell Thompson
Name:	Lendell Thompson
Title:	Vice President

Amendment Number Two to Amended and Restated Credit Agreement

BORROWERS:

THE TRIZETTO GROUP, INC.,
a Delaware corporation

By:	/s/ Robert G. Barbieri
Name:	Robert G. Barbieri
Title:	Chief Financial Officer

DIOGENES, INC.,
a Delaware corporation

By:	/s/ Robert G. Barbieri
Name:	Robert G. Barbieri
Title:	Chief Financial Officer

INFOTRUST COMPANY,
an Illinois corporation

By:	/s/ Robert G. Barbieri
Name:	Robert G. Barbieri
Title:	Chief Financial Officer

NOVALIS CORPORATION,
a Delaware corporation

By:	/s/ Robert G. Barbieri
Name:	Robert G. Barbieri
Title:	Chief Financial Officer

NOVALIS DEVELOPMENT & LICENSING CORPORATION,
an Indiana corporation

By:	/s/ Robert G. Barbieri
Name:	Robert G. Barbieri
Title:	Chief Financial Officer

Amendment Number Two to Amended and Restated Credit Agreement

NOVALIS DEVELOPMENT CORPORATION,
a Delaware corporation

By:	/s/ Robert G. Barbieri
Name:	Robert G. Barbieri
Title:	Chief Financial Officer

NOVALIS SERVICES CORPORATION,
a Delaware corporation

By:	/s/ Robert G. Barbieri
Name:	Robert G. Barbieri
Title:	Chief Financial Officer

OPTION SERVICES GROUP, INC.,
an Illinois corporation

By:	/s/ Robert G. Barbieri
Name:	Robert G. Barbieri
Title:	Chief Financial Officer

DIGITAL INSURANCE SYSTEMS CORPORATION,
an Ohio corporation

By:	/s/ Robert G. Barbieri
Name:	Robert G. Barbieri
Title:	Chief Financial Officer

FINSERV HEALTH CARE SYSTEMS, INC.,
a New York corporation

By:	/s/ Robert G. Barbieri
Name:	Robert G. Barbieri
Title:	Chief Financial Officer

CREATIVE BUSINESS SOLUTIONS, INC.,
a Texas corporation

By:	/s/ Robert G. Barbieri
Name:	Robert G. Barbieri
Title:	Chief Financial Officer

Amendment Number Two to Amended and Restated Credit Agreement

HEALTHCARE MEDIA ENTERPRISES, INC.,
a Delaware corporation

By:	/s/ Robert G. Barbieri
Name:	Robert G. Barbieri
Title:	Chief Financial Officer

HEALTH NETWORKS OF AMERICA, INC.,
a Maryland corporation

By:	/s/ Robert G. Barbieri
Name:	Robert G. Barbieri
Title:	Chief Financial Officer

HEALTHWEB, INC.,
a Delaware corporation

By:	/s/ Robert G. Barbieri
Name:	Robert G. Barbieri
Title:	Chief Financial Officer

MARGOLIS HEALTH ENTERPRISES, INC.,
a California corporation

By:	/s/ Robert G. Barbieri
Name:	Robert G. Barbieri
Title:	Chief Financial Officer

TRIZETTO APPLICATION SERVICES, INC.,
a Colorado corporation

By:	/s/ Robert G. Barbieri
Name:	Robert G. Barbieri
Title:	Chief Financial Officer

WINTHROP FINANCIAL GROUP, INC.,
an Illinois corporation.

By:	/s/ Robert G. Barbieri
Name:	Robert G. Barbieri
Title:	Chief Financial Officer

Amendment Number Two to Amended and Restated Credit Agreement

CAREKEY, INC.,
a Delaware corporation

By:	/s/ Robert G. Barbieri
Name:	Robert G. Barbieri
Title:	Chief Financial Officer

PLAN DATA MANAGEMENT, INC.,
a Delaware corporation.

By:	/s/ Robert G. Barbieri
Name:	Robert G. Barbieri
Title:	Chief Financial Officer

QUALITY CARE SOLUTIONS, INC.,
a Nevada corporation.

By:	/s/ Robert G. Barbieri
Name:	Robert G. Barbieri
Title:	Chief Financial Officer

QCSI PUERTO RICO, INC.,
a Delaware corporation.

By:	/s/ Robert G. Barbieri
Name:	Robert G. Barbieri
Title:	Chief Financial Officer

Amendment Number Two to Amended and Restated Credit Agreement

BANK OF THE WEST,
as a Lender

By:	/s/ Cecile Segovia
Name:	Cecile Segovia
Title:	Vice President

Amendment Number Two to Amended and Restated Credit Agreement

UBS LOAN FINANCE LLC,
as a Lender

By:	/s/ David B. Julie
Name:	David B. Julie
Title:	Associate Director Banking Products Services, US

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director Banking Products Services, US

Amendment Number Two to Amended and Restated Credit Agreement

UNION BANK OF CALIFORNIA, N.A.,
as a Lender

By:	/s/ James Heim
Name:	James Heim
Title:	Vice President

Amendment Number Two to Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A,
as a Lender

By:	/s/ Anthony Galea
Name:	Anthony Galea
Title:	Vice President

Amendment Number Two to Amended and Restated Credit Agreement

E* TRADE BANK,
as a Lender

By:
Name:
Title:

Amendment Number Two to Amended and Restated Credit Agreement

BMO CAPITAL MARKETS FINANCING, INC.,
as a Lender

By:
Name:
Title:

Amendment Number Two to Amended and Restated Credit Agreement

COMERICA BANK,
as a Lender

By:	/s/ Wayne Liao
Name:	Wayne Liao
Title:	Corporate Banking Officer

Amendment Number Two to Amended and Restated Credit Agreement

ALLIED IRISH BANKS, p.l.c.,
as a Lender

By:	/s/ Jean Pierre Knight
Name:	Jean Pierre Knight
Title:	Vice President

By:	/s/ Eanna P. Mulkere
Name:	Eanna P. Mulkere
Title:	Assistant Vice President

Amendment Number Two to Amended and Restated Credit Agreement

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender

By:	/s/ Bond Harberts
Name:	Bond Harberts
Title:	SVP

Amendment Number Two to Amended and Restated Credit Agreement

AIB DEBT MANAGEMENT LIMITED,
as a Lender

By:	/s/ Jean Pierre Knight
Name:	Jean Pierre Knight
Title:	Vice President Investment Advisor to AIB Management, Limited

By:	/s/ Eanna P. Mulkere
Name:	Eanna P. Mulkere
Title:	Assistant Vice President Investment Advisor to AIB Management, Limited

Amendment Number Two to Amended and Restated Credit Agreement

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Raed Y. Alfayoumi
Name:	Raed Y. Alfayoumi
Title:	Vice President

Amendment Number Two to Amended and Restated Credit Agreement